T. Rowe Price Overseas Stock Fund

Supplement to Prospectus Dated March 1, 2020

On or around September 21, 2020, the T. Rowe Price Institutional International Core Equity Fund (the “Institutional Fund”) is expected to reorganize into the T. Rowe Price Overseas Stock Fund (the “Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective September 1, 2020, T. Rowe Price has agreed to implement a permanent limitation on the fund’s management fees and to contractually limit the I Class’ total expense ratio to 0.75%, through February 28, 2021.

The fund’s management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee is based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. Conversely, the group fee could increase if there was a significant decrease in the combined net assets of all T. Rowe Price Funds. As a result, effective September 1, 2020, T. Rowe Price has agreed to permanently limit the fund’s overall management fee to 0.65%, the Institutional Fund’s current management fee rate.

Accordingly, the following is added to the first paragraph under the table entitled “Group Fee Schedule” on page 8:

Effective September 1, 2020, T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The Institutional Fund currently has a contractual expense limit in place that limits its total expense ratio to 0.75%, through February 28, 2021. In an effort to ensure that Institutional Fund shareholders’ expenses do not increase as a result of the reorganization, T. Rowe Price has agreed to limit the I Class total expense ratio to the same rate, 0.75%, through at least February 28, 2021. This new expense limitation arrangement will not impact the I Class’ existing limit on I Class operating expenses.

Accordingly, the following is added to the second paragraph under the table entitled “Group Fee Schedule” on page 8:

Effective September 1, 2020, with respect to the I Class, T. Rowe Price has also agreed (through February 28, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the I Class’ ratio of expenses to average daily net assets to exceed 0.75%. The agreement may be terminated at any time beyond February 28, 2021, with approval by the fund’s Board of

Directors. Fees waived and expenses paid under this agreement (or a separate agreement limiting I Class Operating Expenses to 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the I Class’ expense ratio is below 0.75%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) any expense limitation in place at the time such amounts were waived; or (2) any current expense limitation related to the I Class.

The date of this supplement is May 20, 2020.

F165-041 5/20/20